UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	001-35768	26-4480276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On May 14, 2015, WashingtonFirst Bankshares, Inc. (the “Company”), the holding company for WashingtonFirst Bank, issued a press release to announce its acquisition of 1st Portfolio Holding Corporation. A copy of the press release is attached as Exhibit 99.1. In addition, the Company is furnishing presentation materials that it intends to use during meetings with investors. The Company also intends to make the presentation materials available on its website (www.wfbi.com). The Company is furnishing the presentation materials as Exhibit 99.2 to this Current Report on Form 8-K.
The information included or incorporated in Item 7.01 of this current report, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statements Regarding Forward-Looking Information
Statements in this Current Report on Form 8-K and the exhibit furnished herewith regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and include statements of the goals, intentions, and expectations of the Company as to future trends, plans, events, results of operation and general economic condition. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. Readers are cautioned against placing undue reliance on these statements. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to: the ability to maintain dividend payments or increase dividend payouts to stockholders, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions, our ability to successfully manage and integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto. Additional factors that could cause actual results to differ materially are disclosed in the Company's recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.
Item 9.01 Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits.

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc., dated May 14, 2015.
99.2	WashingtonFirst Bankshares, Inc., 1st Portfolio Holding Corporation Investor Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

May 14, 2015	/s/ Matthew R. Johnson
Date	Matthew R. Johnson
Executive Vice President and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc., dated May 14, 2015.
99.2	WashingtonFirst Bankshares, Inc., 1st Portfolio Holding Corporation Investor Presentation.

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